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                                                                    Exhibit 10.1

(RREEF LOGO)

7245 Garden Grove Blvd., Suite E
Garden Grove, CA 92841
T 714.899.6006
F 714.899.6010
WWW.RREEF.COM

July 18, 2007

VIA FACSIMILE 949.798.1171 AND E-MAIL TO HHUYNH@MTI.COM

Mr. Thomas Raimondi, Jr.
MTI TECHNOLOGY CORPORATION
17595 Cartwright Road
Irvine, CA 92614

RE:  LETTER OF TERMINATION - 17595 CARTWRIGHT ROAD, IRVINE, CA

Dear Tom:

Please accept this letter as Landlord's notice that it intends to exercise its option to terminate pursuant to Article 9.3 of the Lease dated July 31, 2005.

Therefore, pursuant to said Article 9.3, effective August 31, 2007 your Lease shall terminate under the same terms and conditions as if this date had originally been fixed in the Lease for the expiration of the Term. We refer you to Article 26 and Addendum Paragraph 5 for the condition in which you are to return the Premises.

Should you have any questions, please do not hesitate to contact me. Thank you.

Yours truly,

RREEF MANAGEMENT COMPANY


/s/ Krysti Galvin
Krysti Galvin
District Manager